UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2024

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road - Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 291-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 4, 2024, Nightfood Holdings, Inc. (“NGTF” or the “Company”), Future Hospitality Ventures Holdings Inc., a wholly owned subsidiary of NGTF (“FHVH”), SWC Group, Inc. (“SWC”), and Sugarmade Inc., the sole shareholder of SWC (“Sugarmade”), entered into a share exchange agreement (the “Agreement”) for the acquisition by NGTF, through FHVH, of all outstanding shares of SWC. Pursuant to the terms of the Agreement, Sugarmade sold to FHVH all issued and outstanding 10,000 shares of common stock of SWC for a purchase price of $10,000,000, which was comprised of 83,333 shares of Series C Preferred Stock of NGTF (the “NGTF Shares”). As a result of the transaction, SWC became a wholly owned subsidiary of FHVH. The transactions contemplated by the Agreement were consummated on September 4, 2024 (the “Closing Date”).

Pursuant to the Agreement, within 30 calendar days after the Closing Date, the board of directors of NGTF (the “Board”) shall appoint two individuals nominated by SWC to fill the vacancies resulting from the resignation of two directors from the Board. Further, Sugarmade has agreed to enter into a lock-up agreement covering NGTF’s securities issued thereunder whereby Sugarmade shall not sell nor transfer any of NGTF’s securities which it holds, subject to certain exceptions, commencing on the Closing Date and ending nine (9) months thereafter, unless earlier terminated by NGTF in its sole discretion.

The Agreement contains standard representations, warranties, covenants, indemnification and other terms customary in similar transactions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 is incorporated herein by reference into this Item 3.02. In connection with the issuance of the NGTF Shares, NGTF relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit Number	Description
2.1*	Share Exchange Agreement dated September 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules and exhibits to the Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 10, 2024

NIGHTFOOD HOLDINGS, INC.

By:	/s/ Lei Sonny Wang
Name:	Lei Sonny Wang
Title:	Chief Executive Officer

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